                                                                  EXHIBIT 10.26

            (English Translation of the Original Contract in Chinese)

                            PRODUCT PURCHASE CONTRACT

                                                      Contract Number: 2006-001

The Buyer: Jiangsu Linyang Solarfun Co., Ltd.
The Seller: Huaerli (Nantong) Electronics Co., Ltd.

Article 1    Name of Products, Specifications, Quantity and Price:

                                                                     UNIT PRICE
                                                                       (RMB
NAME OF PRODUCTS     SPECIFICATIONS     MEASURING UNIT    QUANTITY  YUAN/PIECE)   TOTAL PRICE
----------------     --------------   -----------------   --------  -----------  -------------
Silicon wafer                         Piece                30,000       45.00     1,350,000.00

Silicon rod                           Ton                       4    1,700.00     6,800,000.00

Silicon rod                           Ton                       2    1,780.00     3,560,000.00

Silicon wafer                         Piece                45,918       45.00     2,066,310.00

Silicon material                      KG                      500      400.00       200,000.00

Silicon wafer                         Piece                10,000       30.00       300,000.00

Silicon rod                           Ton                       2    2,000.00     4,000,000.00

                     Total Price      RMB18,276,310.00

Article 2.   Quality Requirements and Technical Standards: national standard.

Article 3.   Time of Delivery: as specified in delivery request.

Article 4.   Place of Delivery: 666 Linyang Road, Qidong, Jiangsu Province.

Article 5. Manner and Cost of Transportation: The Seller shall be responsible for the delivery to places designated by the Buyer and bear the cost.

Article 6. Manner and Terms of Payment: Payment shall be paid up before June 31, 2006.

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Article 7.   Standard of Inspection and Raise of Objection: in compliance with national standard of relevant products.

Article 8.   Miscellaneous:

            (a) Dispute Resolution: Any dispute in connection with the performance of this Contract shall be settled through negotiations between the parties hereto.

            (b) Matters which are not specified herein shall be resolved through mutual negotiation between the parties hereto.

            (c) This Contract shall take effect as of the date on which it is signed. This Contract shall be executed in two originals, with each party holding one.

            (d) The unit price set forth above includes a 17% VAT, and the Seller shall issue legal VAT invoice for each payment.

Buyer (seal): Jiangsu Linyang               Seller (seal): Huaerli (Nantong)
Solarfun Co., Ltd.                          Electronics Co., Ltd.

Representative: (signature)                 Representative: (signature)

Tel: 0513-3118888                           Tel: 0513-3318329
Fax: 0513-3310816                           Fax: 0513-3110329
Date: January 12, 2006                      Date: January 12, 2006

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